UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)    December 26, 2005
                                                      --------------------------

                               BPK Resources, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Nevada                       000-27339               88-0426887
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)

                        264 Union Boulevard, First Floor
                               Totowa, New Jersey                   07512
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                    (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code    (973) 956-8400
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed by BPK Resources, Inc. to replace the exhibit previously filed as Exhibit 10.1 of Item 9.01 of the Current Report on Form 8-K filed by BPK Resources, Inc. on January 24, 2006. There are no other changes to the previously filed Form 8-K.


Item 1.01   Entry into a Material Definitive Agreement.

      The information provided in Item 2.03 is incorporated herein by this reference.

      On December 26, 2006, BPK Resources, Inc. (the "Company") entered into an agreement with Graphite Technology Group, Inc. ("Graphite") to loan $750,000 to Graphite pursuant to a promissory note (the "Graphite Note") in contemplation of a proposed business combination between the Company and Graphite. The Graphite Note bears interest at an annual rate of 12% and is secured by all of Graphite's assets, as evidenced by that certain Security Agreement made by Graphite in favor of the Company dated as of December 26, 2005 (the "Security Agreement"). The unpaid principal balance of the Graphite Note, together with all accrued and unpaid interest thereon, is due no later than March 31, 2006. As of January 23, 2006, the Company has advanced $650,000 to Graphite under the Note. The Company has funded its obligation under the Graphite Note by issuing a series of unsecured notes to various lenders, including an affiliate of the Company.

      In consideration for the foregoing loan, pursuant to that certain Option Agreement between Graphite and the Company dated as of December 26, 2005 (the "Option Agreement"), Graphite granted an option (the "Option") to the Company to purchase 10% of Graphite's then outstanding shares of common stock calculated on a fully diluted basis for $750,000 at any time prior to December 31, 2008. The Option may only be exercised in the event Graphite determines not to proceed with the proposed business combination.

      The descriptions of the Graphite Note, the Security Agreement and the Option set forth above are qualified in their entirety by reference to copies of such agreements filed as exhibits to this report and incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      Between December 28, 2005 and January 18, 2006, the Company executed a series of unsecured promissory notes (collectively, the "BPK Notes") in favor of certain lenders (collectively, the "Lenders"), in the aggregate principal amount of $650,000, to finance the loan to be made to Graphite pursuant to the Graphite Note. The BPK Notes bear interest at 10% per annum prior to maturity and at 12% per annum commencing 10 days after the date of maturity, together with attorneys' fees for collection and payment of such unpaid amounts. The unpaid principal balance of the BPK Notes, together with all accrued and unpaid interest thereon, is due no later than March 31, 2006.

      Of the total principal amount outstanding under the BPK Notes, $250,000 was loaned to the Company by Bamco Gas, LLC. FEQ Investments, Inc. serves as the sole manager of Bamco Gas, LLC and of BP Investments Group, LLC, the beneficial owner of 27,692,305 shares of common stock of the Company.

      In the event Graphite determines not to proceed with the proposed business combination, the Company has agreed to assign to each of the Lenders their pro rata portion of the Option held by the Company. Each Lender's pro rata portion is based on the amount of its loan to the Company.

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

      The description of the BPK Notes set forth above is qualified in its entirety by reference to the form of BPK Note filed as an exhibit to this report and incorporated herein by this reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.                         Description of Exhibit

10.1 12% Promissory Note dated as of December 26, 2005 made by Graphite Technology Group, Inc. in favor of BPK Resources, Inc. in the principal amount of $750,000.

10.2 Form of Promissory Note made by BPK Resources, Inc. in favor of certain lenders in the aggregate principal amount of $750,000. (Incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed on January 24,
                  2006).

10.3 Promissory Note dated January 18, 2006 made by BPK Resources, Inc. in favor of Bamco Gas, LLC in the principal amount of $250,000.(Incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K filed on January 24,
                  2006).

10.4 Security Agreement dated as of December 26, 2005 made by Graphite Technology Group, Inc. in favor of BPK Resources, Inc. (Incorporated by reference to Exhibit 10.4 to the Company's Current Report on Form 8-K filed on January 24,
                  2006).

10.5 Option Agreement dated as of December 26, 2005 between Graphite Technology Group, Inc. and BPK Resources, Inc. (Incorporated by reference to Exhibit 10.5 to the Company's Current Report on Form 8-K filed on January 24, 2006).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BPK Resources, Inc.



Date:  February 27, 2006                      By:   /s/ Christopher H. Giordano
                                                 ------------------------------
                                                   Christopher H. Giordano
                                                   Chief Executive Officer

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